Discontinued operations	12 Months Ended
Dec. 31, 2011
Discontinued operations

5 Discontinued operations

The Group discontinued its television advertising operations by terminating its partnership agreements with CYL in association with QTV in July 2008 and TJSTV in September 2008. The terminations were in line with the Group’s decision to streamline its operations and return its focus on profitable business segments. As a result of the above terminations, the television advertising business was accounted for as a discontinued operation. Accordingly, the results of the advertising business have been classified as discontinued operations in the consolidated statements of operations and comprehensive income.

	Year ended December 31,
	2009	2010	2011
	$	$	$
Gross revenues	—	—	—
Sales tax	—	—	—
Cost of revenue	—	—	—

Gross loss	—	—	—
Operating income	596,551	315,256	—
Provision for impairment	—	—	—

Net income from discontinued operations before tax	596,551	315,256	—
Tax benefit	—	—	—

Net income from discontinued operations	596,551	315,256	—

At the discontinuance of the advertising operations, the Group performed a specific review on all the assets and liabilities related to the advertising segment, and provided an allowance for doubtful accounts and impaired other receivables, intangible assets and other long-term assets. All fixed assets previously used by the advertising operations, such as office equipment and computers, were either transferred to other reporting units or disposed of as of the end of 2008. Certain liabilities of $361,307 were assumed by CYL.

In 2009, the Company received cash of $103,266 from a customer for sales of an advertising time slot run on a revenue-share basis. As the revenue-share amount could not be determined due to lack of available information, the revenue was only recorded upon receipt of cash during the second half of 2009. The Company also adjusted its allowance for doubtful accounts by $389,323 due to cash collected from customers and for its payables by $161,219 due to a reduction in the payable finalized with its suppliers. These adjustments totaling $653,808 recorded in operating income were offset against operating expenses of $57,257.

In 2010, the Company reduced its payables by $315,256 after reaching an agreement with its suppliers whereby the suppliers agreed to waive balances owing to them. Such amount was recorded in operating income.

The following table presents the Group’s advertising business assets and liabilities:

	As of December 31,
	2010	2011
	$	$
Assets	—	—

Total assets of discontinued operations	—	—

Liabilities:
Account payable, accrued liabilities and other payables	160,643	160,643
Taxes payable	92,784	92,784

Total liabilities of discontinued operations	253,427	253,427

There are no carrying values of assets of the discontinued operations as the accounts receivable of $291,812 and nil as of December 31, 2010 and 2011, respectively, have been fully reserved. There is no discontinued operation in 2011.